                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                                            ADE CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                          August 22, 2002

Dear Fellow Stockholder:

    We cordially invite you to attend the 2002 Annual Meeting of Stockholders of ADE Corporation, to be held on Wednesday, September 18, 2002 at 10:00 a.m., Eastern time, at ADE's corporate headquarters located at 80 Wilson Way, Westwood, Massachusetts.

    At the meeting, you will be asked to fix the size of the Board of Directors at six members, to elect six Directors, to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending April 30, 2003 and to vote on any other properly proposed matters. In addition, we will report to you on our progress during the past year and receive your questions and comments concerning our company.

    After careful consideration, your Board of Directors has unanimously approved the proposals noted above and described more fully in the proxy statement accompanying this letter. YOUR BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

    Whether or not you plan to attend our Annual Meeting in person, we urge you to complete, date, sign and promptly return the enclosed proxy card in the enclosed postage pre-paid envelope to ensure that your shares will be represented at the Annual Meeting. Your proxy is revocable and will not affect your right to vote in person if you decide to attend the meeting. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

    The proxy statement accompanying this letter provides you with detailed information about the proposals above. We encourage you to read the document carefully.

    Thank you, and we look forward to seeing you at the Annual Meeting.

                                      Sincerely,
                                      /s/ Chris L. Koliopoulos
                                      Chris L. Koliopoulos, Ph.D.
                                      President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE
 ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. YOU
  MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE OR BY ATTENDING THE
                   ANNUAL MEETING OF STOCKHOLDERS IN PERSON.

            DO NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY CARD.

                                ADE CORPORATION
                                 80 WILSON WAY
                         WESTWOOD, MASSACHUSETTS 02090
                                 (781) 467-3500

                            ------------------------

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 18, 2002

                                August 22, 2002

To our Stockholders:

    Notice is hereby given that the 2002 Annual Meeting of Stockholders of ADE Corporation, a Massachusetts corporation, will be held on Wednesday, September 18, 2002 at 10:00 a.m., Eastern time, at ADE's corporate headquarters located at 80 Wilson Way, Westwood, Massachusetts for the following purposes:

       1.  To fix the size of the Board of Directors at six members;

       2. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal;

       3. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as ADE's independent accountants for the fiscal year ending April 30, 2003; and

       4. To consider and act upon such other business as may properly come before the meeting.

    The proposals listed above are described in the accompanying Proxy Statement which you are urged to read carefully and in its entirety.

    The Board of Directors has fixed the close of business on August 1, 2002 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        /s/ William A. Levine
                                        William A. Levine
                                        CLERK

YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE
 ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. YOU
  MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE OR BY ATTENDING THE
                   ANNUAL MEETING OF STOCKHOLDERS IN PERSON.

            DO NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY CARD.

                                ADE CORPORATION
                                 80 WILSON WAY
                         WESTWOOD, MASSACHUSETTS 02090
                                 (781) 467-3500

            PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 2002

                                August 22, 2002

    These proxy materials are being furnished to stockholders of ADE Corporation, a Massachusetts corporation, in connection with the solicitation by ADE's Board of Directors of proxies to be voted at the 2002 Annual Meeting of Stockholders to be held on Wednesday, September 18, 2002 at 10:00 a.m., Eastern time, at ADE's corporate headquarters, 80 Wilson Way, Westwood, Massachusetts, and at any adjournments thereof.

    This proxy statement contains important information regarding the meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures.

    We use a number of abbreviations in this proxy statement. The "proxy materials" are the notice of meeting, proxy statement, and proxy card. We sometimes refer to ADE Corporation as "ADE." References to "fiscal year 2002" mean ADE's fiscal year that began on May 1, 2001 and ended on April 30, 2002. ADE's 2002 Annual Meeting of Stockholders is referred to as the "meeting." The "record date" refers to August 1, 2002, the date on which you must have been an ADE stockholder in order to vote at the meeting.

    On June 20, 2002, ADE's Board of Directors amended ADE's By-laws to provide that the Annual Meeting of Stockholders shall be held during the third week of September of each year, on such date and at such time as shall be fixed by ADE's Board of Directors. Prior to such change, the By-Laws required the Annual Meeting of Stockholders to be held on the third Thursday of September in each year.

    The proxy materials are first being mailed or otherwise furnished to stockholders of ADE on or about August 22, 2002. The Annual Report to Stockholders for our 2002 fiscal year is being mailed to the stockholders with the proxy materials, but is not part of the proxy materials.

PROXY SOLICITATION

    Proxies may be solicited by directors, officers and employees of ADE by mail, by telephone, in person or otherwise. They will receive no additional compensation for any solicitation efforts. In addition, ADE will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of Common Stock and obtain voting instructions from the beneficial owners. ADE will reimburse those firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

VOTING PROCEDURES

    As an ADE stockholder, you have a right to vote on certain business matters that affect ADE. Each proposal that will be presented at the meeting and upon which you are being asked to vote is discussed in this proxy statement. Each share of ADE Common Stock that you own entitles you to one vote. You may vote by mail or in person at the meeting.

    Your shares will be voted in accordance with your instructions. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card, referred to as "proxies," to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, that indicates your shares are held in more than one account. Please sign and return all proxy cards to be sure that all your shares are voted for you by the proxies.

    If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you are entitled to vote in person at the meeting.

REVOKING YOUR PROXY

    You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you must: (i) sign and return another proxy at a later date, OR (ii) give written notice to the Clerk of ADE at or before the meeting at 80 Wilson Way, Westwood, MA 02090, OR (iii) attend the meeting and vote in person. Any one of these actions will revoke an earlier proxy from you.

VOTING CONFIDENTIALITY

    Proxies, ballots, and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

VOTING SECURITIES

    Holders of Common Stock of record on the books of ADE at the close of business on the record date, August 1, 2002, are entitled to notice of, and to vote at, the meeting. On the record date, there were 13,687,400 shares of ADE's Common Stock issued and outstanding.

REQUIRED QUORUM; REQUIRED VOTES

    A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, must be present in order to hold the meeting and to conduct business. Shares are counted as being present at the meeting if their holder appears in person at the meeting or submits a properly executed proxy card.

    The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting on any proposal if the stockholder chooses to do so. If you return a proxy card that withholds your vote from, or abstains from voting on, a proposal, your shares will be counted as present for the purpose of determining a quorum, but will not be counted in the vote on the proposal.

    If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have authority to vote your non-voted shares on certain routine matters. The three proposals before the meeting should be treated as routine matters. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or may vote your shares on these routine matters. To the extent your brokerage firm returns a proxy card on your behalf, your shares will be counted as entitled to vote for the purpose of determining if a quorum is present.

    Each of the proposals listed below requires approval as set forth opposite such proposal:

PROPOSAL                                            VOTE REQUIRED FOR APPROVAL
--------                            ----------------------------------------------------------
PROPOSAL 1. Fix the size of         Requires the affirmative vote of a majority of the shares
the Board of Directors at six       present in person or represented by proxy at the meeting
(6) members.                        and entitled to vote on the proposal. For purposes of
                                    determining the number of votes cast, only those cast
                                    "For" or "Against" are included, and any abstentions will
                                    have the effect of a vote "Against" the proposal.

PROPOSAL 2. Election of             Requires a plurality of the votes cast. For purposes of
Directors.                          determining which nominees receive a plurality, only those cast "For" are included, and any abstentions will not
                                    count in making that determination.

PROPOSAL 3. Ratification of         Requires the affirmative vote of a majority of the shares
the appointment of                  present in person or represented by proxy at the meeting
Pricewaterhouse Coopers LLP         and entitled to vote on the proposal. For purposes of
as our independent                  determining the number of votes cast, only those cast
accountants for the fiscal          "For" or "Against" are included, and any abstentions will
year ending April 30, 2003.         have the effect of a vote "Against" the proposal.

    If you sign and return a proxy card, but do not indicate how you wish to vote with respect to a particular proposal, the shares represented on such proxy card will be voted FOR the proposal. Similarly, because the above proposals are considered routine matters, if your broker signs and returns a proxy card on your behalf, but does not indicate how the shares should be voted with respect to a particular proposal, the shares represented on such proxy card will be voted FOR the proposal.

VOTING RESULTS

    Final voting results will be announced at the meeting and will be published in ADE's Quarterly Report on Form 10-Q for the second quarter of fiscal year 2003, to be filed with the Securities and Exchange Commission. After the report is filed, you may view it on the SEC's website at www.sec.gov.

                                   PROPOSAL 1
                         SIZE OF THE BOARD OF DIRECTORS

    The By-Laws of ADE provide for a Board of Directors consisting of a number of Directors, not less than three nor more than nine, as may be fixed from time to time by the stockholders. During fiscal year 2002, the full Board consisted of seven Directors. The Board has proposed that the stockholders fix the number of Directors constituting the full Board at six members.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR FIXING THE SIZE OF THE BOARD OF DIRECTORS AT SIX MEMBERS. A MAJORITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED TO FIX THE SIZE OF THE BOARD.

                                   PROPOSAL 2
                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

    The Board has nominated Harris Clay, Landon T. Clay, H. Kimball Faulkner, Chris L. Koliopoulos, Francis B. Lothrop, Jr. and Kendall Wright, all of whom are currently serving as directors, to be elected at the meeting to serve on the Board until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified or upon their earlier death, resignation or removal. Each person nominated has consented to his nomination and to serve if elected.

    Shares represented by proxies will be voted FOR the election of those nominees as Directors unless otherwise specified in the proxy. Shares may not be voted cumulatively. If any of the nominees for election to the Board should, for any reason not now anticipated, not be available to serve as such, shares represented by proxies will be voted for such other candidate as may be designated by the Board.

    Set forth below is information with respect to each nominee for election to the Board of Directors at the meeting:

    HARRIS CLAY, age 75, has been a director of ADE since 1970. He has been self-employed as a private investor during the past five years. Mr. Clay received an AB from Harvard College. Mr. Clay and Landon T. Clay are brothers.

    LANDON T. CLAY, age 76, has been a director of ADE since 1970 and Chairman of the Board since 1979. From 1971 until 1997, he served as Chairman of Eaton Vance Corp., a mutual fund management and distribution company. Mr. Clay serves as Chairman of East Hill Management LLC, a registered investment advisor, which he founded in 1997. Mr. Clay is also a director of Dakota Mining Corp. Mr. Clay received an AB from Harvard College. Mr. Clay and Harris Clay are brothers.

    H. KIMBALL FAULKNER, age 71, has been a director of ADE since 1970, and has been a self-employed small business consultant during the past five years.
Mr. Faulkner received an AB from Harvard College and an MBA from the University of Virginia.

    CHRIS L. KOLIOPOULOS, age 49, was elected President and Chief Executive Officer on June 20, 2002 and has been a director of ADE since September 1998. He is also President and a founder of Phase Shift Technology, Inc., now ADE Phase Shift, Inc., a wholly-owned subsidiary of ADE, positions he has held since 1987. Dr. Koliopoulos received a BS from the University of Rochester and an MS and PhD from the University of Arizona.

    FRANCIS B. LOTHROP, JR., age 74, has been a director of ADE since 1972. From 1985 until 1998, he served as Chairman of Tech-Ceram Corporation, a manufacturer of electronic ceramic packaging. Since 1998 he has been self-employed as a business consultant and private trustee. Mr. Lothrop received an AB from Harvard College and an MBA from Northeastern University.

    KENDALL WRIGHT, age 76, has been a director of ADE since 1983 and has been a business, marketing and operations management consultant during the past five years, including to ADE. Mr. Wright received a BS from the Massachusetts Institute of Technology.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTING THE NOMINEES TO THE BOARD OF DIRECTORS. A PLURALITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED TO ELECT EACH NOMINEE AS A DIRECTOR.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board held eight meetings in fiscal year 2002. During fiscal year 2002, each director attended at least 75 percent of Board meetings and, except as otherwise set forth below, meetings of committees of the Board on which he serves. The ADE Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

    The Audit Committee consists of three members, Harris Clay and Messrs. Lothrop and Faulkner, each of whom is independent as defined by applicable NASD listing standards. The Audit Committee selects and evaluates ADE's independent accountants, including their independence, reviews the audited financial statements and approves them for inclusion in the ADE's Annual Report on Form 10-K and discusses the adequacy of ADE's internal controls with management and the accountants, among other actions taken to meet its responsibilities under its charter. There were three formal meetings of the Audit Committee during fiscal year 2002, in addition to a meeting of the Chairman of the Audit Committee with ADE's independent accountants.

    The Compensation Committee, composed of Landon T. Clay and Messrs. Lothrop and Wright, administers ADE's stock option and compensation plans and recommends to the full Board the amount, character and method of payment of compensation of all executive officers and certain other key employees and consultants of ADE. The Compensation Committee held three meetings during fiscal year 2002, of which Mr. Lothrop attended two.

    The Nominating Committee, composed of Harris Clay, Landon T. Clay and
Dr. Koliopoulos (who succeeded Robert C. Abbe as a member of the Committee in July 2002), recommends the criteria for the composition of the Board and size of the Board and seeks out and recommends nominees for directors to be submitted to a vote of stockholders. The Nominating Committee met once in fiscal year 2002. The Nominating Committee will consider nominees recommended in writing by stockholders if certain relevant information is provided regarding the nominees. Recommendations by stockholders should be submitted to the Nominating Committee, in care of the Clerk of ADE at 80 Wilson Way, Westwood, Massachusetts 02090. In order to be considered for next year's Annual Meeting of Stockholders, recommendations must be received no later than June 20, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding beneficial ownership of ADE's Common Stock as of August 15, 2002, by (i) each named director and named director nominee, (ii) each executive officer listed in the Summary Compensation Table below, (iii) all ADE directors and executive officers as a group and
(iv) each other person known to ADE to be the beneficial owner of more than five percent of ADE's Common Stock on that date.

                                                                     SHARES           PERCENTAGE
NAME                                                          BENEFICIALLY OWNED(1)    OF TOTAL
----                                                          ---------------------   ----------
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS:
Robert C. Abbe(2)(3)........................................          223,853             1.6%
John Blaha(4)...............................................                0             0.0%
Harris Clay(5)..............................................          881,861             6.4%
Landon T. Clay(6)...........................................        1,885,212            13.8%
H. Kimball Faulkner.........................................           97,132               *%
Brian C. James(7)...........................................           38,000               *%
Chris L. Koliopoulos(3)(8)..................................          998,800             7.3%
Francis B. Lothrop, Jr......................................           61,003               *%
A.K. Lum(9).................................................           12,500               *%
Kendall Wright..............................................           15,393               *%
All directors and executive officers as a group (8 persons)
  (10)......................................................        4,201,054            30.5%

OTHER FIVE PERCENT STOCKHOLDERS:
Private Capital Management, Inc.(11)........................        3,826,765            28.0%
State of Wisconsin Investment Board(12).....................        1,036,000             7.6%

------------------------

*   Less than one percent.

 (1) Beneficial ownership of shares for purposes hereof, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares of Common Stock as to which a person has or shares voting power and/or investment power. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days from the date of this table.

 (2) Includes 64,250 shares of Common Stock held by Dr. Elizabeth Baker,
     Mr. Abbe's wife, as to which Mr. Abbe disclaims beneficial ownership. Also includes 50,000 shares of Common Stock issuable upon exercise of stock options.

 (3) Mr. Abbe served as ADE's President and Chief Executive Officer throughout the entire 2002 fiscal year. On June 20, 2002, Dr. Koliopoulos was elected by the Board of Directors to succeed Mr. Abbe in those capacities.
     Dr. Koliopoulos served as Vice President, ADE Corporation and President, ADE Phase Shift, Inc. throughout the entire 2002 fiscal year.

 (4) Mr. Blaha served as Vice President and General Manager of the ADE Technologies Division from September 2000 until November 2001. At that time, Mr. Blaha became ADE's Corporate Director of Finance and ceased to be an executive officer. Mr. Blaha is no longer employed by ADE.

 (5) Mr. Clay's address is c/o ADE Corporation, 80 Wilson Way, Westwood, Massachusetts 02090.

 (6) Includes 311,567 shares held in various trusts for the benefit of Mr. Clay's children, 6,500 shares held for the benefit of Mr. Clay in a pension plan and 269,596 shares held by Mr. Clay's children, as to which Mr. Clay disclaims beneficial ownership. Mr. Clay's address is c/o East Hill Management, 200 Clarendon Street, John Hancock Towers, Suite 6000, Boston, Massachusetts 02116.

 (7) Consists of shares of Common Stock issuable upon exercise of stock options.

 (8) Dr. Koliopoulos' address is c/o ADE Corporation, 80 Wilson Way, Westwood, Massachusetts 02090.

 (9) Consists of shares of Common Stock issuable upon exercise of stock options. Mr. Lum served as Vice President and General Manager of ADE's Semiconductor Systems Group until November 2001. At that time, Mr. Lum was appointed Vice President-Marketing of ADE's Semiconductor Division and Managing Director of Asia Pacific Operations and ceased to be an executive officer of ADE.

(10) Includes an aggregate of 88,000 shares of Common Stock issuable upon exercise of stock options. Does not include shares beneficially owned by Messrs. Blaha or Lum, as they are no longer executive officers of ADE.

(11) Based solely on the most recent Schedule 13G/A filed by Private Capital Management, L.P. ("PCM") with the Securities and Exchange Commission on February 15, 2002. Includes 3,768,865 shares held by PCM clients and managed by PCM, as to which PCM, its Chairman, Bruce S. Sherman, and its President, Gregg J. Powers, have shared dispositive power. Also includes 51,900 shares as to which Mr. Sherman has sole dispositive power.
     Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by PCM's clients and disclaim the existence of a group. The address of Private Capital Management, Inc., is 8889 Pelican Bay Blvd., Naples, FL 34108.

(12) Based solely on the most recent Schedule 13G/A filed by the State of Wisconsin Investment Board with the Securities and Exchange Commission on February 11, 2002. The address of the State of Wisconsin Investment Board is Post Office Box 7842, Madison, Wisconsin 53707.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, certain officers, and persons who are beneficial owners of more than ten percent of ADE's Common Stock to file with the Securities and Exchange Commission reports of their ownership of ADE's securities and of changes in that ownership. Officers, directors and greater than ten percent stockholders are required by the SEC rules to furnish ADE with copies of all Section 16(a) reports they file. To ADE's knowledge, based upon a review of copies of reports furnished to ADE with respect to the fiscal year ended April 30, 2002 and upon the written representations of officers and directors, all reports required to be filed under Section 16(a) by ADE's directors, executive officers, and persons who were beneficial owners of more than ten percent of ADE's Common Stock were timely filed, except that A.K. Lum did not timely file a Statement of Changes of Beneficial Ownership on Form 4 with respect to an exercise of an option to purchase shares of Common Stock and the subsequent sale of such shares and Harris Clay, Landon T. Clay and Messrs. Faulkner, Lothrop and Wright did not timely file an Annual Statement of Beneficial Ownership of Securities on Form 5 with respect to shares received from ADE for their service as directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth all compensation received for services rendered to ADE for the fiscal years ended April 30, 2002, 2001, and 2000 by ADE's Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual salary and bonus for the fiscal year ended April 30, 2002 exceeded $100,000. These four persons are referred to as the "Named Executives."

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                            ANNUAL          -------------
                                                                         COMPENSATION         NUMBER OF
                                                                      -------------------      SHARES
                                                            FISCAL                           UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                                  YEAR      SALARY     BONUS     STOCK OPTIONS    COMPENSATION
---------------------------                                --------   --------   --------   -------------   --------------
Chris L. Koliopoulos(1)(2)...............................    2002     $215,264   $     0               0       $ 5,327
  President and Chief Executive Officer                      2001     $179,658   $     0               0       $ 5,100
                                                             2000     $179,658   $ 1,000               0       $13,152

Robert C. Abbe(2)(3).....................................    2002     $268,656   $     0               0       $ 1,564
                                                             2001     $234,600   $     0               0       $ 3,519
                                                             2000     $234,600   $     0               0       $ 3,553

John Blaha(4)............................................    2002     $150,000   $ 7,500          15,000       $ 3,563
                                                             2001     $ 98,846   $     0          30,000       $ 3,625
                                                             2000     $      0   $     0               0       $     0

Brian C. James(5)........................................    2002     $200,000   $10,000         120,000       $     0
  Executive Vice President and Chief Financial Officer       2001     $125,305   $30,000          50,000       $70,151
                                                             2000     $      0   $     0               0       $     0

A. K. Lum(6).............................................    2002     $221,274   $     0               0       $ 1,321
  Vice President--Marketing,                                 2001     $215,397   $     0               0       $13,015
  Semiconductor Division                                     2000     $211,200   $     0               0       $32,878

------------------------------

(1) "All Other Compensation" for Dr. Koliopoulos includes matching contributions made by ADE on behalf of Dr. Koliopoulos to ADE's 401(k) Plan. Also includes a 401(k) bonus of $8,702 in fiscal year 2000.

(2) Mr. Abbe served as ADE's President and Chief Executive Officer throughout the entire 2002 fiscal year. On June 20, 2002, Dr. Koliopoulos was elected by the Board of Directors to succeed Mr. Abbe in those capacities.
    Dr. Koliopoulos served as Vice President, ADE Corporation and President, ADE Phase Shift, Inc. throughout the entire 2002 fiscal year.

(3) "All Other Compensation" for Mr. Abbe represents matching contributions made by ADE on behalf of Mr. Abbe to ADE's 401(k) Plan.

(4) Mr. Blaha served as Vice President and General Manager of the ADE Technologies Division from September 2000 until November 2001. At that time, Mr. Blaha became ADE's Corporate Director of Finance and ceased to be an executive officer. "All Other Compensation" for Mr. Blaha represents matching contributions made by ADE on behalf of Mr. Blaha to ADE's 401(k) Plan. Mr. Blaha is no longer employed by ADE.

(5) Mr. James began his employment with ADE Corporation on August 14th, 2000. "All Other Compensation" for Mr. James for fiscal year 2001 represents a $70,151 relocation allowance.

(6) Mr. Lum served as Vice President and General Manager of ADE's Semiconductor Systems Group until November 2001. At that time, Mr. Lum was appointed Vice President-Marketing of ADE's Semiconductor Division and Managing Director of Asia Pacific Operations and ceased to be an executive officer of ADE. "All Other Compensation" for Mr. Lum includes matching contributions made by ADE on behalf of Mr. Lum to ADE's 401(k) Plan. Also includes a $9,750 and $29,000 housing allowance in fiscal year 2001 and 2000, respectively.

OPTION GRANTS IN THE LAST FISCAL YEAR

    As indicated in the following table, certain options were granted to Named Executives during the fiscal year ended April 30, 2002 under ADE's stock option plans.

                                                    INDIVIDUAL GRANTS
                                ---------------------------------------------------------
                                NUMBER OF                                                   POTENTIAL REALIZABLE VALUE AT ASSUMED
                                SECURITIES   PERCENT OF TOTAL                                    ANNUAL RATES OF STOCK PRICE
                                UNDERLYING   OPTIONS GRANTED                                   APPRECIATION FOR OPTION TERM(2)
                                 OPTIONS     TO EMPLOYEES IN      EXERCISE     EXPIRATION   -------------------------------------
NAME                            GRANTED(1)     FISCAL YEAR         PRICE          DATE             5%                  10%
----                            ----------   ----------------   ------------   ----------   -----------------   -----------------
Chris L. Koliopoulos(3).......          --                --              --          --               --                   --
Robert C. Abbe(3).............          --                --              --          --               --                   --
John Blaha(4).................      15,000                 5%   $ 9.80/share     8/14/02         $  7,346           $   14,693
Brian C. James................     120,000                41%   $ 9.80/share    10/18/11         $739,203           $1,873,285
A. K. Lum(5)..................          --                --              --          --               --                   --

------------------------------

(1) Options vest in 20 equal quarterly increments over five years commencing three months from the date of grant.

(2) As required by rules of the Securities and Exchange Commission, potential values stated are on the prescribed assumption that ADE's Common Stock will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. Hypothesized values are not intended to forecast possible appreciation in ADE's Common Stock.

(3) Mr. Abbe served as ADE's President and Chief Executive Officer throughout the entire 2002 fiscal year. On June 20, 2002, Dr. Koliopoulos was elected by the Board of Directors to succeed Mr. Abbe in those capacities.

(4) Mr. Blaha served as Vice President and General Manager of the ADE Technologies Division from September 2000 until November 2001. At that time, Mr. Blaha became ADE's Corporate Director of Finance and ceased to be an executive officer. Mr. Blaha is no longer employed by ADE.

(5) Mr. Lum served as Vice President and General Manager of ADE's Semiconductor Systems Group until November 2001. At that time, Mr. Lum was appointed Vice President-Marketing of ADE's Semiconductor Division and Managing Director of Asia Pacific Operations and ceased to be an executive officer of ADE.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table provides certain information with respect to option exercises by the Named Executives during the fiscal year ended April 30, 2002 and the value of unexercised options held by the Named Executives at April 30, 2002.

                                                                    NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                                                                  OPTIONS AT FISCAL YEAR-END       OPTIONS AT FISCAL YEAR-END
                                    SHARES ACQUIRED    VALUE     ----------------------------   ---------------------------------
NAME                                  ON EXERCISE     REALIZED   EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                                ---------------   --------   ------------   -------------   ---------------   ---------------
Chris L. Koliopoulos(1)...........          --             --           --              --               --                --
Robert C. Abbe(1).................          --             --       50,000              --         $185,750                --
John Blaha(2).....................          --             --       10,500          34,500         $  4,943          $ 44,483
Brian C. James....................          --             --       27,000         143,000         $ 39,540          $355,860
A. K. Lum(3)......................       7,500        $49,850       12,500          20,000         $ 58,938          $ 94,300

------------------------------

(1) Mr. Abbe served as ADE's President and Chief Executive Officer throughout the entire 2002 fiscal year. On June 20, 2002, Dr. Koliopoulos was elected by the Board of Directors to succeed Mr. Abbe in those capacities.

(2) Mr. Blaha served as Vice President and General Manager of the ADE Technologies Division from September 2000 until November 2001. At that time, Mr. Blaha became ADE's Corporate Director of Finance and ceased to be an executed officer. Mr. Blaha is no longer employed by ADE.

(3) Mr. Lum served as Vice President and General Manager of ADE's Semiconductor Systems Group until November 2001. At that time, Mr. Lum was appointed Vice President-Marketing of ADE's Semiconductor Division and Managing Director of Asia Pacific Operations and ceased to be an executive officer of ADE.

DIRECTOR COMPENSATION

    ADE's non-employee directors are reimbursed for expenses and receive $500 for each Board meeting attended. Directors are given the option to receive shares of ADE's Common Stock with an equivalent fair market value, calculated as of the date of each meeting, in lieu of cash compensation. An aggregate of 950 shares and $0 in cash were issued to ADE's Directors for fiscal year 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal year 2002, the Compensation Committee was composed of Landon
T. Clay, Francis B. Lothrop, Jr., and Kendall Wright, none of whom was an officer or employee of ADE or any of its subsidiaries.

AGREEMENTS WITH EXECUTIVE OFFICERS

    On May 1, 2002, ADE entered into an agreement with Brian James, currently an Executive Vice President and the Chief Financial Officer of ADE. Under the agreement, if Mr. James' employment is terminated for any reason other than cause, he is entitled to continue to receive his base salary for twelve months and to continue to participate in certain benefit plans. Mr. James is subject to customary confidentiality and non-competition provisions as part of the agreement.

    On May 1, 2002, ADE entered into an agreement with AK Lum, currently Vice President-Marketing of ADE's Semiconductor Division and Managing Director of Asia Pacific Operations. Under the agreement, if Mr. Lum's employment is terminated for any reason other than cause, he is entitled to continue to receive his base salary for six months and to continue to participate in certain benefit plans. Mr. Lum is subject to customary confidentiality and non-competition provisions as part of the agreement.

    On May 8, 2002, ADE entered into an agreement with John Blaha regarding the termination of his employment with ADE, which termination was effective on May 14, 2002. Pursuant to the agreement, ADE agreed to continue to pay
Mr. Blaha's salary of $150,000 per year until November 14, 2002 and then until the earlier of May 14, 2003 or such time as Mr. Blaha secured full time employment. As of August 15, 2002, ADE has paid Mr. Blaha $37,500 pursuant to the agreement. Mr. Blaha is subject to customary confidentiality, non-solicitation and non-competition provisions as part of the agreement.

    ADE and Mr. Robert C. Abbe, ADE's former CEO, are negotiating a proposed agreement pursuant to which ADE would pay Mr. Abbe severance compensation and would retain Mr. Abbe as a consultant to ADE for three years. Mr. Abbe stepped down as President and CEO on June 20, 2002. As of the date of this Proxy Statement, such negotiations are continuing.

                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for establishing and administering compensation policies for all executive officers of ADE, including the Chief Executive Officer, and for making specific recommendations regarding compensation for such executive officers to the full Board. The Compensation Committee is composed of Landon T. Clay, Francis B. Lothrop, Jr., and Kendall Wright, none of whom is an officer or employee of ADE. Mr. Wright performs services for ADE as an independent consultant. ADE's Chief Executive Officer participates in discussions with the Compensation Committee regarding the compensation levels of executive officers other than himself.

    ADE provides its executive officers with a compensation package consisting of a base salary, annual incentive compensation in the form of a cash bonus and equity-based incentive compensation in the form of stock options. The overall objectives of ADE's compensation policies are (i) to establish base salaries which are competitive with those payable by companies with which ADE competes in the marketplace and for the recruitment of executives, (ii) to relate a significant part of the executive's compensation to his or hers and ADE's performance through cash bonuses based on the achievement of pre-established profitability and other operating targets and (iii) to align management's interests with those of ADE's stockholders through the use of stock options at percentage levels appropriate for executive positions within ADE.

    In setting compensation levels for fiscal year 2002, the Compensation Committee conducted a review of data from a number of independent surveys. The Compensation Committee also reviewed the compensation paid to executive officers at a selected peer group of semiconductor equipment companies (the "Selected Peer Group Data").

BASE SALARIES

    Base salaries for fiscal year 2002 for ADE's executive officers were set by the Compensation Committee based on the responsibilities of the position held and the experience and performance of the individual, and by reference to the information regarding competitive salaries gathered from a number of independent surveys. The Compensation Committee reviewed the salaries of each of the executive officers of ADE, compensation practices at similar companies in the industry, individual and Company performance and individual responsibility levels and adjusted individual salaries for fiscal year 2002 based on these factors.

EXECUTIVE BONUSES

    All executive officers, including the Chief Executive Officer, as well as all other full-time, regular employees of ADE participate in ADE's bonus pool, the total amount of which is determined by a fixed percentage of pre-tax profit in excess of a threshold corresponding to a targeted rate of return on invested capital. No bonuses will be paid under this plan in respect of fiscal year 2002 because the threshold targeted rate of return on invested capital was not reached in fiscal year 2002.

STOCK OPTIONS

    The Compensation Committee also is responsible for administration of ADE's stock option and stock purchase plans and the granting of rights thereunder. Stock option grants are based on the Compensation

Committee's subjective evaluation of each executive officer's performance and contribution to ADE, the executive officer's position and responsibilities and the executive officer's attitude and role as a leader. The Compensation Committee also considers, but does not weigh as heavily, each executive officer's potential for greater contribution to ADE in the future and length of service with ADE. Finally the Compensation Committee considers the executive stock ownership levels reported by executives included in the Selected Peer Group Data. Generally, stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest quarterly over five years. This approach is designed to act as an incentive for the creation of stockholder value and management stability over the long term, since the full benefit of the compensation package cannot be realized unless and until stock price appreciation occurs over a number of years.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Abbe's fiscal year 2002 base salary of $268,656 represented a 15% increase from his fiscal year 2001 base salary. Mr. Abbe received no cash bonus in fiscal year 2002.

INTERNAL REVENUE CODE LIMITATION ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid during any year to ADE's chief executive officer and four other most highly compensated executive officers. Qualified performance-based compensation is not included in the $1 million limit. The Compensation Committee believes that all of ADE's stock option plans qualify as performance-based compensation plans.

                                          Submitted by the Compensation
                                          Committee
                                          Landon T. Clay, Chairman
                                          Francis B. Lothrop, Jr.
                                          Kendall Wright

                         REPORT OF THE AUDIT COMMITTEE

COMPOSITION

    The Audit Committee of the Board of Directors (the "Audit Committee") is composed of three independent directors, as defined by applicable NASD listing standards, and operates under a written charter adopted by the Board of Directors, which has been previously filed as an exhibit to ADE's Schedule 14A filed on August 15, 2001. The members of the Audit Committee are Harris Clay, Francis B. Lothrop, Jr., and H. Kimball Faulkner.

RESPONSIBILITIES

    The responsibilities of the Audit Committee include:

       - overseeing ADE's financial reports, system of internal controls, and accounting and financial reporting processes;

       - ensuring that management has a proper review system in place to ensure that those reports, controls, and processes comply with tax, legal, regulatory, and ethical standards;

       - assisting the Board's selection, evaluation, and, where appropriate, replacement of independent accountants;

       - meeting with independent accountants and management to discuss and review financial statements; and

       - annually reviewing the Audit Committee charter.

    Management is responsible for the ADE's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. ADE's independent accountants are responsible for auditing those financial statements and expressing an opinion that our audited financial statements are in accordance with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee members are not employees of ADE and they may not be, and they may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in its report on ADE's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent accountants do not assure that ADE's financial statements are presented in accordance with generally accepted accounting principles, that the audit of ADE's financial statements has been carried out in accordance with generally accepted auditing standards or that ADE's independent accountants are in fact "independent."

    In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that ADE's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.

DISCUSSIONS WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS

    The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The independent accountants have provided the Audit Committee the letter and written disclosures required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committee." The Audit Committee has discussed with the independent accountants, PricewaterhouseCoopers LLP, the independence of their firm under the foregoing standards.

SUMMARY

    Based upon (i) the Audit Committee's discussions with management and the independent accountants, (ii) the Audit Committee's review of the representations of management, and (iii) the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in ADE's Annual Report on Form 10-K for the year ended April 30, 2002, as filed with the Securities and Exchange Commission on July 29, 2002.

                                          Submitted by the Audit Committee
                                          Harris Clay, Chairman
                                          Francis B. Lothrop, Jr.
                                          H. Kimball Faulkner

                            STOCK PERFORMANCE GRAPH

    The following graph shows a comparison of the five-year cumulative return for ADE's Common Stock, the S&P SmallCap 600 Index, and a peer group of 15 companies in the semiconductor equipment industry, each of which assumes an initial value of $100 and reinvestment of any dividends. ADE believes these two indices more closely reflect the stock performance of companies in similar industries to ADE than do the Nasdaq Stock Market Index or other semiconductor industry indices.

      COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG ADE CORPORATION,
                    S&P SMALLCAP 600 AND SELECTED PEER GROUP

                                    [GRAPH]

                                            APRIL 1997   APRIL 1998   APRIL 1999   APRIL 2000   APRIL 2001   APRIL 2002
                                            ----------   ----------   ----------   ----------   ----------   ----------
ADE Corporation...........................   $ 100.00     $ 95.33      $ 54.67      $ 94.00      $ 85.07      $ 69.86
S & P SMALLCAP 600........................     100.00      146.75       125.78       151.56       163.82       190.92
Peer Group(1).............................     100.00      126.70       107.98       250.03       176.52       164.94

------------------------------

(1) A substantially similar peer group was used in ADE's proxy statement relating to its 2001 Annual Meeting of Stockholders, where the group was referred to as "Equip (Semiconductor) Small." The peer group is composed of the following companies: Advanced Energy Industries Inc., ATMI, Inc., Axcelis Technologies Inc., Brooks-PRI Automation, Inc., Cymer Inc., DuPont Photomasks Inc., Electroglas, Inc., Helix Technology Corp., Kulicke & Soffa Industries Inc., Nanometrics Incorporated, Photronics, Inc., Rudolph Technologies, Inc., SpeedFam-IPEC, Inc., Ultratech Stepper, Inc., and Varian Semiconductor Equipment Associates, Inc.

                         NO INCORPORATION BY REFERENCE

    In ADE's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information previously filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the preceding Audit Committee Report and Stock Performance Graph specifically are not incorporated by reference into any other filings with the SEC.

                                   PROPOSAL 3
                      APPROVAL OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as ADE's independent accountants for the fiscal year ending April 30, 2003 and seeks stockholder approval of the appointment. PricewaterhouseCoopers has served as ADE's independent accountants since 1973. Representatives of PricewaterhouseCoopers will be present at the meeting to respond to questions and will be given the opportunity to make a statement should they desire to do so.

AUDIT FEES

    Aggregate fees for professional services rendered by PricewaterhouseCoopers in connection with its audit of ADE's consolidated financial statements as of and for the fiscal year ended April 30, 2002 and its limited reviews of ADE's unaudited condensed consolidated interim financial statements were $239,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    During the year ended April 30, 2002, PricewaterhouseCoopers rendered no professional services to ADE in connection with the design and implementation of financial information systems.

ALL OTHER FEES

    In addition to the fees described above, aggregate fees of $90,000 were billed by PricewaterhouseCoopers during the year ended April 30, 2002, primarily for the following professional services:

Audit-related services (a)..................................  $28,000
Income tax compliance and related tax services..............  $34,000
Other (b)...................................................  $28,000

------------------------

(a) Audit related fees include fees for audits of ADE's employee benefit plan and statutory audits of certain of ADE's foreign subsidiaries.

(b) Review and assessment of ADE's inventory process flow and related systems.

    The Audit Committee of the Board of Directors has considered whether the provision of the services by PricewaterhouseCoopers covered by the caption "All Other Fees" in the above table is compatible with PricewaterhouseCoopers' independence and has concluded that it is.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS ADE'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2003. A MAJORITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR SUCH APPROVAL. IF THE APPOINTMENT IS NOT SO APPROVED, THE BOARD WILL SELECT OTHER INDEPENDENT ACCOUNTANTS.

               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

    In order to be considered for inclusion in the proxy statement for ADE's 2003 Annual Meeting of Stockholders, stockholder proposals must be received by ADE no later than April 24, 2003. A stockholder who intends to present a proposal at ADE's 2003 Annual Meeting of Stockholders and who intends to conduct his or her own proxy solicitation must submit the proposal so it is received by ADE no later than July 8, 2003. Proposals should be sent to the attention of the President at ADE's offices at 80 Wilson Way, Westwood, Massachusetts 02090.

    Stockholder nominations for election to the Board at the 2003 Annual Meeting of Stockholders must be submitted to ADE by June 20, 2003 and must include
(i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of ADE entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission; and (v) the consent of each nominee to serve as a director of ADE if so elected.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

    Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that, unless stockholders give contrary instructions, only one copy of the our Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to ADE Corporation, 80 Wilson Way, Westwood, Massachusetts 02090, Attn: Chief Financial Officer, telephone (781) 467-3500. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder.

                                 OTHER MATTERS

    The meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the directors at the date of printing hereof and which may properly come before the meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

                                        By order of the Board of Directors

                                        /s/ William A. Levine
                                        William A. Levine
                                        CLERK

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                 ADE CORPORATION

                       2002 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 18, 2002

         The undersigned hereby appoints Landon T. Clay and Chris L. Koliopoulos, or either of them, as proxies to represent and vote on behalf of the undersigned, with full power of substitution, at the 2002 Annual Meeting of Stockholders of ADE Corporation, to be held on September 18, 2002 at 10:00 A.M., Eastern time, at ADE Corporation's corporate headquarters, 80 Wilson Way, Westwood, Massachusetts, and at any adjournments or postponements thereof.

         THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THEIR VOTE FOR ONE OR MORE NOMINEE(S) FOR DIRECTOR(S) BY WRITING THE NOMINEE(S) FOR DIRECTOR(S) NAME(S) IN THE BLANK PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 ADE CORPORATION

                               SEPTEMBER 18, 2002

         PLEASE MARK
/X/      VOTES AS IN
         THIS EXAMPLE

Proposal 1.  FIX SIZE OF BOARD                             FOR                          AGAINST                       ABSTAIN

Proposal to fix the size of
the Board of Directors at
six (6) members.
                                                           / /                            / /                           / /

Proposal 2.  ELECTION OF DIRECTORS             FOR all nominees listed at left              WITHHOLD AUTHORITY to vote for all
                                               (except as marked to the                     nominees listed at left
                                               contrary below)
Nominees:    Harris Clay
             Landon T. Clay
             H. Kimball Faulkner                                                                                /   /
             Francis B. Lothrop, Jr.                            /   /
             Chris L. Koliopoulos
             Kendall Wright

                                               /   /
                                                    --------------------------------------
                                                    FOR all nominees except as noted above

Proposal 3.  RATIFICATION OF ACCOUNTANTS                   FOR                          AGAINST                       ABSTAIN

Proposal to ratify and approve
PricewaterhouseCoopers LLP as
ADE's independent accountants                              / /                            / /                           / /
for the fiscal year ending
April 30, 2003.

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

         PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.

Signature of Stockholder(s):
                             -----------------------------------

Title (if applicable):
                             -----------------------------------

Dated:
       ----------------------------

         NOTE: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.








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